                                                                     Exhibit 4.3

                        COMMON STOCK                                                        PAR VALUE $0.01
                                                                                               PER SHARE
        NUMBER                                                                                                                SHARES
        US
                    US FOODSERVICE TM           [U.S. FOODSERVICE LOGO]         THIS CERTIFICATION IS TRANSFERABLE IN
                                                                                  THE CITY OF RIDGEFIELD PARK, NJ OR
                                                                                             NEW YORK, NY

                INCORPORATED UNDER THE LAWS                                                CUSIP 90331R 10 1
                 OF THE STATE OF DELAWARE                                        SEE REVERSE FOR CERTAIN DEFINITIONS



                THIS IS TO CERTIFY THAT




                IS THE OWNER OF

                                    FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF
U.S. FOODSERVICE        U.S. Foodservice, transferable only on the books of the Corporation by the holder hereof in person or by
CORPORATE SEAL          duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid
1989                    unless countersigned and registered by the Transfer Agent and Registrar.
DELAWARE
                        In Witness Whereof, the Corporation has caused this Certificate to be duly executed and attested to by the manual or facsimile signatures of its duly authorized officers, under a facsimile of its corporate seal to be affixed hereto.

                        Dated                                                                       US Foodservice

                        COUNTERSIGNED AND REGISTERED:
                               CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

                              TRANSFER AGENT
                               AND REGISTRAR
BY
                                                  /s/ David M. Abramson                              /s/ James L. Miller
                                                       SECRETARY                           CHAIRMAN OF THE BOARD OF DIRECTORS
                                                                                                                AND PRESIDENT
                           AUTHORIZED SIGNATURE

        Upon request, the Corporation will furnish any holder of shares of Common Stock of the Corporation, without charge, with a full statement of the powers, designations, preferences and relative, participating, optional or other special rights of any class or series of capital stock of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights.

        The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM -- as tenants in common                 UNIF GIFT MIN ACT --                    Custodian
                                                                                ---------------           -----------------
        TEN ENT -- as tenants by the entireties                                    (Cust)                     (Minor)
        JT TEN --  as joint tenants with right                                  under Uniform Gifts to Minors
                   of survivorship and not as                                   Act
                   tenants in common                                               ----------------------------------------
                                                                                                 (State)

    Additional abbreviations may also be used though not in the above list.

For value received                         hereby sell, assign and transfer unto
                  -------------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------
|                                    |
|                                    |
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
         (Please print or typewrite name and address including postal zip code of assignee)


-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
Shares of Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


-------------------------------------------------------------------------------
Attorney to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.


Dated                     , 19
     --------------------     ----

In presence of


-----------------------------------     ----------------------------------------
                                        NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Certificate in every particular, without alteration or enlargement or any change whatsoever.


Signature(s) Guaranteed:


-------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.


This certificate also evidences and entitles the holder hereof to certain rights as set forth in an Amended and Restated Rights Agreement between U.S. Foodservice and ChaseMellon Shareholder Services, L.L.C., dated as of October 4, 1999 (as the same may be amended from time to time, the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of U.S. Foodservice. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. U.S. Foodservice will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights issued to any Person who becomes an Acquiring Person (as defined in the Rights Agreement) and certain transferees thereof may become null and void.